UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2012

POLONIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-176759	45-3181577
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3993 Huntingdon Pike, 3rd Floor
Huntingdon Valley, Pennsylvania	19006
(Address of principal executive offices)	(Zip Code)

(215) 938-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2012, Polonia Bancorp, Polonia MHC, Polonia Bank and new Polonia Bancorp, Inc. entered into an Agency Agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), which will act as financial advisor during new Polonia Bancorp, Inc.’s stock offering and also assist in the marketing of new Polonia Bancorp, Inc.’s common stock during its stock offering.

The shares of common stock of new Polonia Bancorp, Inc. are being offered pursuant to a Registration Statement on Form S-1 (File No. 333-176759) filed by new Polonia Bancorp, Inc. under the Securities Act of 1933, as amended, and a related prospectus dated August 10, 2012. For a description of the fees to be paid to Sandler O’Neill pursuant to the Agency Agreement, see “The Conversion and Offering — Marketing Arrangements” in the prospectus. A copy of the Agency Agreement is included as Exhibit 1.1 to this report.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

	Number	Description

	1.1	Agency Agreement between Polonia Bancorp, Polonia MHC, Polonia Bank and new Polonia Bancorp, Inc. and Sandler O’Neill & Partners, L.P., dated August 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POLONIA BANCORP, INC.

Date: August 14, 2012	By: /s/ Paul D. Rutkowski
Paul D. Rutkowski
Chief Financial Officer and
Corporate Secretary